SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 31, 2000

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

    United States              33-95714                         22-2716130
    United States              33-99442-01                      22-2716130
   (State or other            (Commission                  (I.R.S. Employer
   Jurisdiction of           File Number)                Identification No.)
   Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359


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Item 5.  Other Events
         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits See separate index to exhibits.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                 THE FIRST NATIONAL BANK OF ATLANTA
                            (Registrant)
        (Originator of the Wachovia Credit Card Master Trust)

         Dated: August 25, 2000                 By:  Donald K. Truslow
                                                Title:  Comptroller

                                     INDEX TO EXHIBITS
 Exhibit
 Number                                  Exhibit

  28.1     Series 1995-1 Monthly Servicing Certificate - July 31, 2000
  28.2     Monthly Series 1995-1 Certificateholders' Statement - July 31, 2000
  28.3     Series 1999-1 Monthly Servicing Certificate - July 31, 2000
  28.4     Monthly Series 1999-1 Certificateholders' Statement - July 31, 2000
  28.5     Series 1999-2 Monthly Servicing Certificate - July 31, 2000
  28.6     Monthly Series 1999-2 Certificateholders' Statement - July 31, 2000